Filed Pursuant to Rule 497(a)

File No. 333-231247

Rule 482 AD

WhiteHorse Finance, Inc. Announces Pricing of Public Offering of $75 million 4.00% Notes Due 2026

NEW YORK, NY – November 19, 2021 – WhiteHorse Finance, Inc., a business development company (the “Company”) (Nasdaq: WHF), today announced that it has priced a registered public offering of $75 million in aggregate principal amount of its 4.00% notes due 2026 (the “Notes”), which will result in net proceeds to the Company of approximately $73.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Notes will mature on December 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.00% per year, payable semi-annually every June 15 and December 15, commencing June 15, 2022. The offering is expected to close on November 24, 2021, subject to customary closing conditions.

The Company intends to use all or substantially all of the net proceeds from the offering to repay amounts outstanding under its existing indebtedness, including $35 million aggregate principal amount of its 6.50% unsecured notes due 2025, to fund new investments in accordance with its investment objective and strategies and for general corporate purposes.

Raymond James & Associates, Inc. is serving as sole book-running manager for the offering. B. Riley Securities, Inc., Deutsche Bank Securities Inc., Hovde Group, LLC, Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc. are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The pricing term sheet, dated November 19, 2021, the preliminary prospectus supplement, dated November 19, 2021, and the accompanying prospectus, dated June 11, 2019, each of which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863, email: prospectus@raymondjames.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $45 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments managed by H.I.G. Capital and affiliates.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

Robert Brinberg

Rose & Company

212-257-5932

whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.